                                                                     Exhibit 3.2

                                     BYLAWS

                                       OF

                               HCNB BANCORP, INC.

                                   ARTICLE I

                               OFFICES AND AGENTS
                               ------------------

     Section 1.1.  Principal Office.  The principal office of the Corporation
                   ----------------
shall be located in the State of Maryland. The address of the principal office may be changed from time to time pursuant to the Maryland General Corporation Law.

     Section 1.2.  Other Offices.  The Corporation may have such other offices
                   -------------
and places of business at such places within or without the State of Maryland as the Board of Directors may determine from time to time.

     Section 1.3.  Resident Agent.  The Corporation shall have at least one
                   --------------
registered agent who shall be either a citizen of the State of Maryland or a Maryland corporation. The Corporation may designate or change its resident agent pursuant to the Maryland General Corporation Law.

                                   ARTICLE II

                                  STOCKHOLDERS
                                  ------------

     Section 2.1. Annual Meeting of Stockholders.  The annual meeting of the
                  ------------------------------
stockholders shall be held on a date fixed from time to time by the Board of Directors during the month of May, provided notice of the date is duly set forth in the notice of the meeting.

     Section 2.2. Special Meetings.  Special meetings of the stockholders may be
                  ----------------
called at any time for any purpose or purposes by the Chairman of the Board, the President, by a Vice President, or by eighty percent (80%) of the members of the Board of Directors, and shall be called forthwith by the Chairman of the Board, the President, by a Vice President, the Secretary or any Director of the Corporation upon the request in writing of the holders of twenty-five percent (25%) of all the shares outstanding and entitled to vote on the business to be transacted at such meeting. Such request shall state the purpose or purposes of the meeting. The Secretary shall inform such requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of the meeting, and, unless otherwise provided by applicable federal or state law, such cost shall then be paid to the Corporation before the required notice is given.

     Business transacted at all special meetings of stockholders shall be confined to the purpose or purposes stated in the notice of the meeting. No special meeting need be called to consider any matter that is substantially the same as a matter voted upon at any special meeting of the stockholders held during the preceding twelve (12) months unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting.

     Section 2.3.  Place of Meetings.  All meetings of stockholders shall be
                   -----------------
held at the principal office of the Corporation in the State of Maryland or in such other place within the United States as may be designated by the Board of Directors from time to time provided notice of the location is duly set forth in the notice of the meeting.

     Section 2.4.  Notice of Meetings.  Not less than ten (10) nor more than
                   ------------------
ninety (90) days before the date of a stockholders' meeting, the Secretary shall give each stockholder entitled to vote at or to receive notice of each stockholders' meeting, written or printed notice stating the date, hour and place of the meeting and, in the case of a special meeting or a meeting at which an action proposed to be taken requires advance notice of the purpose of such action, the purpose or purposes for which the meeting is called, either by mail or by presenting it to him in person or by leaving it at his residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at his post office address as it appears on the records of the Corporation at the time of such mailing, with postage thereon prepaid.

     Section 2.5.  Quorum; Action.  Unless the Maryland General Corporation Law
                   --------------
or the Charter of the Corporation otherwise provide: (i) at any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast thereat shall constitute a quorum; and (ii) a majority of all the votes cast at a meeting of stockholders, duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter that properly comes before the meeting.

     Section 2.6.  Chairman.  The Chairman of the Board or, in his absence, the
                   --------
President or the Vice President, shall call meetings of the stockholders to order and shall act as chairman of such meetings. In the absence of the Chairman of the Board, the President and the Vice President, a chairman of the meeting shall be chosen by the stockholders present.

     Section 2.7.  Secretary.  The Secretary of the Corporation shall act as
                   ---------
secretary of all meetings of the stockholders, but, in the absence of the Secretary of the Corporation, the presiding officer may appoint any person to act as secretary of the meeting.

     Section 2.8.  Voting.  At each meeting of the stockholders, every
                   ------
stockholder then entitled to vote shall be entitled to vote in person or by proxy as provided by the Maryland General Corporation Law. No proxy shall be valid after eleven (11) months from its date, unless otherwise provided in the proxy. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise.

     No share shall be entitled to any vote if any installment payable thereon is overdue and unpaid. The votes for Directors and, upon demand of any stockholder, the votes upon any questions before the meeting shall be by secret ballot, unless otherwise determined at the meeting.

     Section 2.9.  Voting of Shares in the Name of the Corporation. Shares of
                   -----------------------------------------------
the Corporation's own stock owned directly or indirectly by the Corporation shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to vote at any given time, unless held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time. Shares of its own stock shall be deemed to be owned indirectly by the Corporation if owned by another corporation in which the Corporation owns shares entitled to cast a majority of all the votes entitled to be cast by all shares outstanding and entitled to vote. Shares standing in the name of the Corporation, when entitled to be voted, may be voted in person or by proxy by the Chairman of the Board, the President or the Vice President, unless the Board of Directors authorizes another person to do so.

     Section 2.10.  Telephone Meetings.  Subject to the requirement of notice,
                    ------------------
the stockholders may participate in and hold a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time, and participation in the meeting shall constitute presence in person at the meeting.

     Section 2.11.  Informal Action by Stockholders.  Any action required or
                    -------------------------------
permitted to be taken at any meeting of stockholders may be taken without a meeting, if a consent in writing, setting forth such action, is signed by all the stockholders entitled to vote on the matter and if all other stockholders entitled to notice of such meeting of stockholders but not entitled to vote thereat have waived in writing any right to dissent from such action, and such consent and waiver are filed with the records of stockholders meetings.

                                  ARTICLE III

                               BOARD OF DIRECTORS
                               ------------------

     Section 3.1.  Management.  The business, property and affairs of the
                   ----------
Corporation shall be managed under the direction of the Board of Directors, which may exercise or authorize the exercise of all the powers of the Corporation except those powers vested solely in the stockholders by law, by the Corporation's Charter or by these Bylaws. The Board of Directors shall have access at all reasonable times to the books of the Corporation.

     Section 3.2.  Number of Directors. The number of Directors of the
                   -------------------
Corporation shall be seven (7), which number may be increased or decreased by the Board of Directors pursuant to a resolution adopted by a majority of the members of the entire Board of Directors, provided, however, that the number of Directors shall in no event be contrary to Maryland law. No reduction in the number of Directors by resolution of the Board shall have the effect of removing any Director from office prior to the expiration of his term. The stockholders shall not be entitled to fix the number of members of the Board of Directors. Directors need not be stockholders.

     At the first annual meeting of the stockholders, the Directors shall be divided into three classes, Class A, Class B and Class C, the number of directors in each class to be as nearly equal in number as possible. Each Director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such Director was elected; provided, however, that the Class A Directors first chosen shall hold office for one year or until the first annual meeting following their election, the Class B Directors first chosen shall hold office for two years or until the second annual meeting following their election, and the Class C Directors first chosen shall hold office for three years or until the third annual meeting following their election. The Directors shall be elected each year at the annual meeting of stockholders, except as provided above, and each Director shall serve until his successor shall be elected and shall qualify.

     Section 3.3.  Election of Directors and Terms of Office. Until successors
                   -----------------------------------------
are elected and qualify, the Board of Directors shall consist of the individuals named as Directors in the Corporation's Charter. Newly created directorships resulting from any increase in the number of Directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the remaining Directors, and the Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which successors shall be elected and shall qualify. Newly created directorships resulting from an increase in the number of Directors shall be apportioned by the Board of Directors among the three (3) classes so as to maintain the number of Directors in each class as nearly equal in number as possible.

     Section 3.4.  Resignation.  A Director of the Corporation may resign at any
                   -----------
time by giving written notice of his resignation to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. A resignation shall take effect on the date specified in the notice of resignation or, should an effective date not be specified, immediately upon receipt of the notice of resignation. Unless otherwise specified therein, such resignation shall take effect upon delivery.

     Section 3.5.  Removal.  Notwithstanding any provision of the Maryland
                   -------
General Corporation Law to the contrary, a Director may only be removed from office upon the affirmative vote of eighty percent (80%) of all of the votes of stockholders entitled to be cast on the matter, at any meeting of the stockholders called for the purpose.

     Section 3.6.  Vacancies.  Newly created directorships resulting from any
                   ---------
increase in the number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the remaining directors, and the directors so chosen shall hold office for a term expiring at the next annual meeting of shareholders at which successors shall be elected and shall qualify. Newly created directorships resulting from an increase in the number of directors shall be apportioned by the Board of Directors among the three (3) classes of directors so as to maintain the number of directors in each class as nearly equal in number as possible.

     Section 3.7.  Annual and Regular Meetings.  Immediately after the annual
                   ---------------------------
meeting of stockholders, the Board of Directors shall meet to elect officers and to transact such other proper business as may be brought before the meeting.
The Board of Directors from time to time may provide by resolution for the holding of regular meetings.

     Section 3.8.  Special Meetings.  Special meetings of the Board of Directors
                   ----------------
shall be held whenever called by the Chairman of the Board, the President or at the request of any two (2) Directors then in office.

     Section 3.9.  Place of Meetings.  The Directors may hold their meetings and
                   -----------------
may have one or more offices in such place or places in or outside of the State of Maryland as the Board of Directors from time to time may determine.

     Section 3.10.  Notice.  The Secretary shall give written notice of each
                    ------
special meeting of the Board of Directors by mailing the same at least four (4) days before the meeting, or by telegraphing, sending by facsimile or causing to be delivered personally the same at least one (1) day before the meeting, to each Director at his residence or regular place of business. If mailed, such notice shall be deemed to be given when deposited in the U.S. mail, with postage thereon prepaid. If sent by facsimile, such notice shall be deemed to be given upon receipt by the Corporation of the facsimile transmission confirmation. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. No notice shall be required for regular meetings or the annual meeting; provided, however, that notice of any change in the time or place of any regular meeting shall be sent promptly to each Director not present at the meeting at which such change was made. Such notice shall be in the manner provided for notice of special meetings.

     Section 3.11.  Quorum; Action.  At all meetings of the Board of Directors,
                    --------------
the presence of a majority of the entire Board of Directors then in office shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there be less than a quorum present, a majority of the Directors present may adjourn the meeting from time to time, without further notice, to the same place until a quorum shall attend and thereupon any business may be transacted that might have been transacted at the meeting as originally called had the same been then held. The action of a majority of the Directors present at a meeting at which a quorum is present is the action of the Board of Directors.

     Section 3.12.  Order of Business.  At meetings of the Board of Directors,
                    -----------------
business shall be transacted in such order as the Board of Directors may from time to time determine.

     Section 3.13.  Directors Holding Over.  In case of failure to hold an
                    ----------------------
election of Directors at the designated time, the Directors holding over shall continue to manage the business and affairs of the Corporation until their successors are duly elected and qualify.

     Section 3.14.  Informal Action by Directors.  Any action required or
                    ----------------------------
permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if a written consent to such action setting forth such action is signed by each member of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.

     Section 3.15.  Compensation.  Each Director shall be entitled to receive
                    ------------
compensation, if any, as may from time to time be fixed by the Board of Directors, including a fee for attending any regular or special meeting of the Board of Directors or any committee thereof. Directors also may be reimbursed by the Corporation for all reasonable expenses incurred in traveling to and from the place of a Board of Directors or committee meeting.

     Section 3.16.  Telephone Meetings.  Subject to the requirement of notice,
                    ------------------
members of the Board of Directors or of any committee thereof may participate in and hold a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time, and participation in the meeting shall constitute presence in person at the meeting.

                                   ARTICLE IV

                                    OFFICERS
                                    --------

     Section 4.1.  Executive Officers.  The Executive Officers of the
                   ------------------
Corporation shall be a President, a Vice President, a Secretary, and a Treasurer. The Board of Directors may elect, but shall not be required to elect, a Chairman of the Board for the same term as the Executive Officers.

     Section 4.2.  Election; Term of Office.  The officers of the Corporation
                   ------------------------
shall be elected by the Board of Directors at its first meeting and thereafter annually at its annual meeting. Each officer shall hold office for one (1) year and until his successor shall have been elected and qualified.

     Section 4.3.  Number of Offices Held by One Person.  Any two (2) or more
                   ------------------------------------
offices, except those of President and Vice President, may be held by the same person. No person shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law to be executed, acknowledged or verified by more than one (1) officer.

     Section 4.4.  Subordinate Officers.  The Board of Directors from time to
                   --------------------
time may elect such other officers or agents as they may deem advisable, each of whom shall have such title, hold office for such period, have such authority and perform such duties as may be prescribed by the Board of Directors. The Board of Directors may delegate the power to appoint and remove, with or without cause, any such subordinate officers or agents and to prescribe their respective authority and duties.

     Section 4.5.  Vacancies.  The Board of Directors may fill a vacancy
                   ---------
occurring in any office.

     Section 4.6.  Removal.  Any officer or agent may be removed by the Board of
                   -------
Directors whenever, in its judgment, the best interests of the Corporation will be served thereby. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

     Section 4.7.  Resignation.  Any officer may resign his office at any time
                   -----------
by delivering a written resignation to the Board of Directors, the Chairman of the Board, the President or the

Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

     Section 4.8.  Chairman of the Board.  The Chairman of the Board, if one is
                   ---------------------
elected, shall be the senior officer of the Corporation, shall preside at all stockholders meetings and at all meetings of the Board of Directors. The Chairman of the Board must be a member of the Board of Director. The Chairman of the Board shall have such other powers and perform such other duties as may be assigned to him from time to time by the Board of Directors.

     Section 4.9.  President.  The President shall be the chief executive
                   ---------
officer of the Corporation and, subject to the supervision of the Board of Directors, shall have the general direction over the business, affairs and property of the Corporation and of its officers, employees and agents. In the absence of the Chairman of the Board or if no Chairman of the Board has been chosen, the President shall preside at all meetings of the stockholders and of the Board of Directors and exercise the powers and perform the duties of the Chairman of the Board. The President also shall exercise such other powers and perform such other duties as from time to time may be assigned to him by the Board of Directors.

     Section 4.10.  Vice President; Assistant Vice Presidents.  The Vice
                    -----------------------------------------
President shall have such powers and perform such duties as may be assigned to him by the President or by the Board of Directors and, in the absence of the President, the powers and duties of the President.

     The Board of Directors may elect one (1) or more Assistant Vice Presidents. Each Assistant Vice President shall have such powers and perform such duties as may be assigned to him by the President, the Vice President or by the Board of Directors and, in the absence of the Vice President, the most senior of the Assistant Vice Presidents may perform all of the duties of the Vice President.

     Section 4.11.  Secretary; Assistant Secretaries.  The Secretary shall keep
                    --------------------------------
the minutes of all meetings of the Board of Directors and the minutes of all meetings of the stockholders in books to be kept for that purpose. He shall attend to the giving and serving of all notices of the Corporation and shall have charge of the records of the Corporation and such other books and papers as the Board of Directors may direct or as may be required by law and shall execute such documents as may require his signature. He shall perform such other duties as pertain to his office or as may be required by the Board of Directors.

     The Board of Directors may elect one (1) or more Assistant Secretaries. Each Assistant Secretary shall have such powers and shall perform such duties as may be assigned to him by the Board of Directors, the President or the Secretary, and in the absence of the Secretary, the most senior of the Assistant Secretaries may perform all of the duties of the Secretary.

     Section 4.12.  Treasurer; Assistant Treasurer.  The Treasurer shall be the
                    ------------------------------
principal financial and accounting officer of the Corporation and shall have general charge of the finances and books of account of the Corporation. Except as otherwise provided by the Board of Directors, he shall have general supervision of the funds and property of the Corporation. He shall render to the Board of Directors, whenever directed by the Board, an account of the financial condition of the Corporation and of all his transactions as Treasurer, and as soon as possible after the close of each financial year, he shall make and submit to the Board of Directors a like report for such financial year. He shall perform all the acts incident to the office of Treasurer, including the general supervision and control of the accounts of the Corporation, subject to the control of the Board of Directors. The Treasurer shall have custody of all funds and securities of the Corporation. When necessary or proper, he shall endorse, on behalf of the Corporation for collection, checks, notes and other obligations and shall deposit the same to the credit of the Corporation, in such bank or banks or depository as the Board of Directors may designate. All checks and drafts for the payment of money by the Corporation may be signed in the name of the Corporation by the Treasurer. He shall also perform such other duties as may be required by the Board of Directors.

     The Board of Directors may elect one (1) or more Assistant Treasurers.
Each Assistant Treasurer shall have such powers and shall perform such duties as may be assigned to him by the Board of Directors, the President or the Treasurer and, in the absence of the Treasurer, the most senior of the Assistant Treasurers may perform all of the duties of the Treasurer.

     Section 4.13.  Voting Stock in Other Corporations.  The President shall
                    ----------------------------------
have full power and authority on behalf of the Corporation to attend and vote at any meeting of the stockholders of any corporation in which the Corporation may hold stock, and at any such meeting shall possess and may exercise (in person or by proxy), any and all rights, powers and privileges incident to the ownership of such stock, and which, as the owner thereof, this Corporation might have possessed and exercised if present. The President may grant proxies on behalf of the Corporation to any person or persons to act in his stead at such meetings.

     Section 4.14.  Surety Bonds.  The Board of Directors may require any
                    ------------
officer or agent of the Corporation to execute a bond to the Corporation in such sum and with such surety or sureties as the Board of Directors may determine, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting of any of the Corporation's property, funds or securities that may come into his possession.

     Section 4.15.  Remuneration.  The salaries or other compensation of the
                    ------------
Executive Officers of the Corporation shall be fixed from time to time by resolution of the Board of Directors. The Board of Directors may by resolution delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents.

                                   ARTICLE V

                                 CAPITAL STOCK
                                 -------------

     Section 5.1.  Stock Certificates.  Unless the Board of Directors authorizes
                   ------------------
the issuance of certificateless shares and such issuance is not otherwise prohibited by the Corporation's Charter, each stockholder shall be entitled to a certificate or certificates that shall represent and certify the number of shares of any class of stock owned by him in the Corporation. No certificate shall be issued for any share of stock of any class until such share is fully paid in accordance with the Maryland General Corporation Law.

     Stock certificates of each class shall be in such form as shall be prepared or approved by the Board of Directors. Each certificate shall be signed by the President or a Vice President or the Chairman of the Board, and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. The signatures may be either manual or facsimile signatures. Such a certificate shall be valid and may be issued whether or not an officer who signed it is still an officer when it is issued. The name of the Corporation and of the person owning the shares represented thereby, with the number and class of such shares and the date of issue, shall be on the face of the certificate and entered on the Corporation's books at the time of issuance.

     Section 5.2.  Regulations.  The Board of Directors shall have the power and
                   -----------
authority to make such rules and regulations as it may deem expedient concerning the issuance, transfer and registration of certificates for shares of stock of any class of the Corporation.

     Section 5.3.  Record Date.  The Board of Directors may fix in advance a
                   -----------
date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof; or to express consent to corporate action in writing without a meeting; or to receive payments of any dividend or other distribution or allotment of any rights; or to exercise any rights in respect of any change, conversion or exchange of stock; or for the purpose of any other lawful action, provided that such record date shall not be a date more than ninety (90) days nor less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. In such case, only such stockholders as shall be stockholders of record on the record date so fixed shall be entitled to such notice of, and to vote at, such meeting or adjournment; or to give such consent; or to receive payment of such dividend or other distribution, or to receive such allotment of rights; or to exercise such rights; or to take such other action, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any such record date.

     Section 5.4.  Closing of Transfer Books.  The Board of Directors shall have
                   -------------------------
the power at any time and from time to time to close the stock transfer books for a period not to exceed twenty (20) days for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof; or to express consent to corporate action in writing without a meeting; or to receive payments of any dividend or other distribution or allotment of any rights; or to exercise any rights in respect of any change, conversion or exchange of stock; or for the purpose of any other lawful action, provided that the date of such closing of the stock transfer books shall not be a date less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. In such case, only such stockholders as shall be stockholders of record on the date of such closing of the stock transfer books shall be entitled to such notice of, and to vote at, such meeting or adjournment; or to give such consent; or to receive payment of such dividend or other distribution, or to receive such allotment of rights; or to exercise such rights; or to take such other action, as the case may be.

     Section 5.5.  Transfer of Shares.
                   ------------------

          (a) Transfers of shares of the stock of the Corporation shall be made on the books of the Corporation by the holder of record thereof (in person or by his attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the Secretary of the Corporation) (i) if a certificate or certificates have been issued, upon the surrender of the certificate or certificates, properly endorsed or accompanied by proper instruments of transfer, representing such shares; or (ii) as otherwise prescribed by the Board of Directors.

          (b) The Corporation shall be entitled to treat the holder of record of any share of stock as the absolute owner thereof for all purposes, including, without limitation, the rights to receive dividends or other distributions and to vote as the owner, and the Corporation shall not be bound to recognize any legal, equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.

          (c) Notwithstanding anything to the contrary contained in Section 5.5(b) of these Bylaws, the Board of Directors may adopt by resolution a procedure by which a stockholder of the Corporation may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification; the purpose for which the certification may be made; the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board considers necessary or desirable. On receipt of a certification which complies with the requirements established by the Board's resolution, the person specified in the certification shall be, for the purpose set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

     Section 5.6.  Transfer Agent And Registrar.  The Board of Directors may
                   ----------------------------
appoint a transfer agent and/or registrar of transfers and may require that all stock certificates representing shares of any class to bear the signatures of such transfer agent or registrar of transfers, or the signatures of both.

     Section 5.7.  Lost, Stolen or Destroyed Certificates.  Before issuing a new
                   --------------------------------------
certificate for stock of the Corporation alleged to have been lost, stolen or destroyed, the Board of Directors or any officer authorized by the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate (or his legal representative) to give the Corporation a bond or other indemnity, in such form and in such amount as the Board of Directors or any such officer may direct and with such surety or sureties as may be satisfactory to the Board of Directors or any such officer, sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                 ARTICLE VI

                                   COMMITTEES
                                   ----------

     Section 6.1.  Executive Committee.  The Board of Directors may appoint from
                   -------------------
among its members an Executive Committee of not less than two (2) members and shall designate one of such members as chairman of the Executive Committee.
When the Board of Directors is not in session, the Executive Committee shall possess and exercise all powers of the Board of Directors in the management of the business and affairs of the Corporation that lawfully may be exercised by the Executive Committee.

     Section 6.2.  Other Committees.  The Board of Directors may also appoint
                   ----------------
from among its members such other committees as the

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

Board may determine, which shall in each case consist of not less than two (2) Directors and which shall have such powers and duties as shall from time to time be prescribed by the Board.

     Section 6.3.  Committee Membership; Conduct of Business.  The Board of
                   -----------------------------------------
Directors also may designate one or more of its members as alternates to serve as a member or members of the Executive Committee or any other committee in the absence of a regular member or members, change the membership of any committee at any time, fill vacancies therein and discharge any committee either with or without cause at any time. Except as otherwise provided by law or by these Bylaws, each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith. Adequate provision shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum; and all matters shall be determined by the majority vote of the members present. The members present at any committee meeting, whether or not they constitute a quorum, may appoint a Director to act in the place of an absent member.

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

     Section 7.1.  Insurance of Officers, Directors, Employees and Agents.  The
                   ------------------------------------------------------
Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or while a Director, officer, employee or agent of the Corporation is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position.

     Section 7.2.  Indemnification.  The Corporation shall indemnify and advance
                   ---------------
expenses to Directors and officers of the Corporation, and to employees and agents of the Corporation to the extent provided by the Charter of the Corporation.

     Section 7.3.  Books and Records.  The Corporation shall keep correct and
                   -----------------
complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of any committee thereof.

     Section 7.4.  Stock Ledger.  The Corporation shall maintain, or shall cause
                   ------------
its transfer agent to maintain, at its principal office in Maryland, an original or duplicate stock ledger containing the names and addresses of all stockholders and the number of shares of each class held by each stockholder. Such stock ledger may be in written form or any other form which can be converted within a reasonable time into written form for visual inspection.

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

     Section 7.5.  Corporate Seal.  The Board of Directors may provide for a
                   --------------
corporate seal. The corporate seal of the Corporation shall be circular in form and shall bear the name of the Corporation, the year of its incorporation, and the word "Maryland." The form of the seal shall be subject to alteration by the Board of Directors and the seal may be used by causing it or a facsimile to be impressed or affixed or printed or otherwise reproduced. Any officer or Director of the Corporation shall have authority to affix the corporate seal of the Corporation to any document requiring the same.

     Section 7.6.  Waiver of Notice.  Whenever any notice of the date, hour,
                   ----------------
place and/or purpose of any meeting of stockholders, Directors or a committee is required to be given under the provisions of the Maryland General Corporation Law or under the provisions of the Corporation's Charter or by these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting in person or, in the case of a meeting of stockholders, by proxy, shall be deemed equivalent to the giving of such notice to such person.

                                  ARTICLE VIII

                              AMENDMENT OF BYLAWS
                              -------------------

     Section 8.1.  Power of Directors to Amend. The Board of Directors shall
                   ---------------------------
have the exclusive power and authority to amend, alter or repeal these By-Laws or any provision thereof, and may from time to time make additional By-Laws; by resolution adopted by a majority of all of the Directors, at any regular or special meeting of the Board, provided, however, that a resolution adopted by a majority of the members of the Directors, at any regular or special meeting of the Board, shall be required to amend or repeal, or to adopt any provision inconsistent with, the provisions of Article II, Section 2.2 or Article III, Sections 3.2, 3.3, 3.5 or 3.8 of these By-Laws; and further provided that no such action by the Board of Directors shall be inconsistent with any of the terms of the Charter of the Corporation.


                                 END OF BYLAWS

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